U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Dear Intellinetics Shareholder:

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

According to our latest records, your proxy vote relating to the Intellinetics, Inc. Annual Meeting of Stockholders has not yet been received.

You have until November 9, 2022, at 11:59 p.m. EST to vote your shares.

PLEASE VOTE TODAY following the instructions on your proxy card.

Item 1.1	ELECT DIRECTOR MATTHEW L. CHRETIEN	Vote FOR

Item 1.2	ELECT DIRECTOR RYE D’ORAZIO	Vote FOR

Item 1.3	ELECT DIRECTOR WILLIAM M. COOKE	Vote FOR

Item 1.4	ELECT DIRECTOR SOPHIE PIBOUIN	Vote FOR

Item 1.5	ELECT DIRECTOR ROGER KAHN	Vote FOR

Item 1.6	ELECT DIRECTOR JAMES F. DESOCIO	Vote FOR

Item 1.7	ELECT DIRECTOR JOHN GUTTILLA	Vote FOR

Item 2	AMEND QUORUM REQUIREMENTS	Vote FOR

Item 3	RATIFY GBQ PARTNERS LLC AS AUDITORS	Vote FOR

If you have recently mailed your proxy card or cast your vote by phone or internet, please accept our thanks and disregard this request.

Sincerely,

CEO or Company Officer